                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement          [  ]  Confidential, for use of the
[X ]   Definitive Proxy Statement                 the Commission only
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to
       Rule 14A-ll(c) or Rule 14a-12


                           NEWS COMMUNICATIONS, INC.
                           -------------------------
               (Name of Registrant as Specified In Its Charter)

                           NEWS COMMUNICATIONS, INC.
                           -------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------


[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: $______________

     (2)  Form, Schedule or Registration Statement No.: _________________

     (3)  Filing Party: _________________

     (4) Date Filed: __________________

__________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           NEWS COMMUNICATIONS, INC.
                                 2 Park Avenue
                            New York, New York 10016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held on July 25, 2000

To the Stockholders of News Communications, Inc.:

     We are holding the Annual meeting of Stockholders (the "meeting") of News Communications, Inc. on July 25, 2000. The meeting will be held at the offices of our counsel, Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, 29th Floor, New York, NY 10020, at 10:00 a.m. local time.

     The meeting will be held for the following purposes:

     1. To elect nine directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified (Proposal 1);

     2. To consider and act upon a proposal to approve the 2000 Stock Incentive Plan, approved by the Board of Directors (Proposal 2);

     3. To consider and act upon a proposal to ratify the appointment by the Board of Directors of BDO Seidman, LLP as our independent auditors for the 2000 fiscal year (Proposal 3); and

     4. To transact such other business as may properly come before the meeting or any and all adjournments thereof.

     Our Board of Directors fixed the close of business on June 23, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any and all adjournments thereof. Consequently, only the holders of record of our common stock and $10 Convertible Preferred Stock at the close of business on June 23, 2000 are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

     Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card, and return it promptly in the enclosed envelope to ensure your representation at the meeting. You are cordially invited to attend the meeting and, if you do so, you may personally vote, regardless of whether you have signed a proxy.


New York, New York
July 11, 2000


                                         By Order of the Board of Directors

                                         Steven Farbman
                                         President and Chief Executive Officer

                           NEWS COMMUNICATIONS, INC.
                                 2 Park Avenue
                            New York, New York 10016

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            -----------------------

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of News Communications, Inc., to be used at the Annual meeting of Stockholders of News Communications, Inc. to be held on Tuesday, July 25, 2000, at 10:00 a.m. local time, at the offices of our counsel, Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, New York, NY 10020, and at any and all adjournments thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of our common stock and $10 Convertible Preferred Stock on or about June 11, 2000.

     Stockholders represented at the meeting will consider and vote upon:

     (i) the election of nine directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified;

     (ii) the approval of the News Communications, Inc. 2000 Stock Incentive
Plan;

     (iii) the ratification of the appointment of independent auditors; and

     (iv) such other business as may properly come before the meeting or any and all adjournments thereof. We are not aware of any other business to be presented for consideration at the meeting.

                       VOTING AND SOLICITATION OF PROXIES

     Only holders of record of shares of common stock and $10 Convertible Preferred Stock at the close of business on June 23, 2000 are entitled to vote at the meeting. As of the record date, 8,568,162 shares of common stock and 197,500 shares of $10 Convertible Preferred Stock were outstanding. For each proposal submitted for stockholder consideration at the meeting, each (i) common stockholder is entitled to one vote for each share of common stock and (ii) $10 Convertible Preferred stockholder is entitled to vote each share of preferred stock on an "as converted" basis (3.279 votes) for each share of $10 Convertible Preferred Stock held of record on June 23, 2000. The presence, in person or by proxy, of the holders of a majority of the shares of common stock and $10 Convertible Preferred Stock, collectively, entitled to vote at the meeting is necessary to constitute a quorum for the conduct of business at the meeting.
The election of each nominee for director requires the approval of a majority of the total number of votes cast. Abstentions will be considered shares present for purposes of determining whether a quorum is present at the meeting and, therefore, will have the same legal effect as a vote against a motion presented at the meeting. Broker non-votes will be considered as shares not entitled to vote and will, therefore, not be considered in the tabulation of votes.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the meeting in accordance with the directions on the proxies. A proxy may be revoked at any time prior to final tabulation of the votes at the meeting. Stockholders may revoke proxies by written notice to our Chief Financial Officer, by delivery of a proxy bearing a later date, or by personally appearing at the meeting and casting a contrary vote. If no direction is indicated, the shares represented by properly executed proxies will be voted in favor of the Board's nominees for director, as listed in this Proxy Statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the meeting. Each of the executive officers and directors has indicated his intent to vote all shares of common stock owned or controlled by him or her in favor of each item set forth herein.

     The proxy solicitation is made by and on behalf of the Board. Solicitation of proxies for use at the meeting may be made in person or by mail, telephone or telegram, by our officers and regular employees. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. We will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of our common stock as of June 23, 2000 by each person known to us to own beneficially more than 5% of our outstanding common stock, by each person who is a director, by each person listed in the Summary Compensation Table and by all of our directors and officers as a group.

     The information contained in the table was furnished by the persons listed therein. The calculations of the percent of shares beneficially owned are based on 8,568,162 shares of common stock outstanding on June 23, 2000, plus, with respect to each such person the number of additional shares that will be outstanding upon exercise of the warrants and options exercisable within sixty
(60) days set forth herein.

                                                  Beneficial Ownership                  Current
Name and Address                                    of Common Stock                Percent of Class
----------------                                    ---------------                ----------------
Martin A. Bell                                         3,333 (1)(8)                       *
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, NY  10005

Steven Farbman                                      260,000 (1)(10)                    2.66%
2 Park Avenue
New York, New York  10016

Jerry Finkelstein                                    660,667 (1)(2)                    6.76%
2 Park Avenue
New York, NY  10016

Martin Mendelsohn                                          3,333(1)                        *
Verner, Liipfert, Bernhard,
 McPherson and Hand
901 15th Street, N.W.
Suite 700
Washington, D.C. 20005

Robert E. Nederlander                                 51,120 (1)(3)                        *
810 7th Avenue, 21st Floor
New York, NY  10019

Steven Price                                               3,333(1)                        *
c/o LiveWire Corporation
711 Westchester Avenue
White Plains, NY  10604

Wilbur L. Ross, Jr.                               684,547 (1)(3)(4)                    7.01%
Rothschild Inc.
1251 Avenue of the Americas
New York, NY  10020

Michael Schenkler                                    210,144 (1)(5)                    2.15%
174-15 Horace Harding Expressway
Fresh Meadows, NY  11365

                                                     Beneficial Ownership              Current
Name and Address                                       of Common Stock              Percent of Class
----------------                                       ---------------              ----------------
Gary Weiss                                                 153,333(1)                     1.57%
Weiss Capital Group LLC
99 Seaview Blvd.
Port Washington, NY  11050

Melvyn I. Weiss                                   1,297,069 (1)(3)(6)                    13.27%
One Pennsylvania Plaza
New York, NY  10119

J. Morton Davis                                       2,524,616(1)(7)                    25.84%
D.H. Blair Investment Banking Corp.
44 Wall Street
New York, NY  10005

All Directors and Executive Officers as a             5,851,495(9)                       59.89%
Group (11 persons)



*    Less than one percent.

(1) Includes the following numbers of shares purchasable upon the exercise of presently exercisable options and warrants: Mr. Bell--3,333; Mr. Davis-- 207,867; Mr. Farbman--3,333; Mr. Finkelstein--396,666; Mr. Mendelsohn-- 3,333; Mr. Nederlander--18,333; Mr. Price--3,333; Mr. Ross--125,000; Mr.
     Schenkler--10,000; Mr. M. Weiss--26,667; Mr. G. Weiss--153,333.

(2)  Includes

     (a) 9,945 shares owned by The Jerry Finkelstein Foundation, Inc., of which Mr. Finkelstein is President, and

     (b)  66,667 shares owned by Mr. Finkelstein's wife.

(3) Includes the following numbers of shares issuable upon conversion of shares of $10 convertible preferred stock: Mr. Nederlander--32,787; Mr. Weiss-- 65,574; Mr. Ross--131,148.

(4)  Does not include

     (a)  16,667 shares owned by Rothschild Inc.

     (b) 32,468 shares issuable upon conversion of shares of $10 convertible preferred stock owned by Arrow Investment Limited Partnership.

     (c) 25,974 shares issuable upon exercise of warrants owned by Arrow Investment Limited Partnership.

     (d) 100,000 shares issuable upon exercise of warrants owned by the WLR Recovery Fund L.P.

     (e) 16,670 shares of common stock owned by Arrow Investment Limited Partnership.

          Mr. Ross disclaims beneficial ownership of all of such shares.

(5)  Includes

     (a) 3,000 shares that are issuable upon conversion of our 10% preferred stock.

     Does not include

     (b) 13,678 shares owned by Mr. Schenkler's wife as custodian for two minor children of which Mr. Schenkler disclaims beneficial ownership.

(6)  Includes 160,071 shares owned by the M&B Weiss Family Partnership.

(7)  Includes

     (a) 1,372,303 shares of common stock and warrants to purchase 207,867 shares owned by D.H. Blair Investment Banking Corp., of which J. Morton Davis is a director and the sole stockholder, and

     (b) 19,344 shares of common stock issuable upon exercise of 5,900 shares of $10 convertible preferred stock.

     Does not include

     (c) 41,276 shares owned by Rivkalex Corporation ("Rivkalex"), a private corporation owned by Rosalind Davidowitz, Mr. Davis's wife, and

     (d)  749,166 shares of common stock owned by Rosalind Davidowitz.

                 Mr. Davis and D.H. Blair Investment Banking Corp. expressly disclaim beneficial ownership of all securities held by Rivkalex and Rosalind Davidowitz.

(8) Does not include 1,372,303 shares of common stock and warrants to purchase 207,867 shares owned by D.H. Blair Investment Banking Corp., of which Martin A. Bell is Vice Chairman. Mr. Bell expressly disclaims beneficial ownership of all securities held by D.H. Blair Investment Banking Corp.

(9) Includes shares issuable upon exercise of the options referenced in (1) above, conversion of the $10 convertible preferred stock referenced in (3) above, conversion of the 10% preferred stock referenced in (5) above.

(10) Includes 6,667 shares owned by Mr. Farbman's wife as custodian for two minor children.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Nine directors will be elected at the meeting to serve until the next Annual meeting of Stockholders or until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted "FOR" the election to the Board of each nominee. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the current directors. Each of the following incumbent directors has consented to be named a nominee in this Proxy Statement and to serve as a director if elected:

          Martin A. Bell             Steven Price
          Wilbur L. Ross, Jr.        Jerry Finkelstein
          Michael Schenkler          Martin Mendelsohn
          Robert E. Nederlander      Gary Weiss
          Steven Farbman

     Information about the foregoing nominees is set forth under "MANAGEMENT" below.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF ALL NOMINEES NAMED ABOVE.

                                   MANAGEMENT

     Our executive officers, directors and other significant employees and their ages and positions are as follows:

    Name of Individual       Age            Position with News Communications and Subsidiaries
---------------------------  ---  ----------------------------------------------------------------------
Jerry Finkelstein (1)(2)      84  Chairman of the Board and Director of News Communications
Wilbur L. Ross, Jr. (1)       62  Director and Publisher of News Communications
Michael Schenkler             54  Director of News Communications and Officer of Subsidiary
Steven Farbman (1)            39  President, Chief Executive Officer and Director of News Communications
Paul Mastronardi              41  Vice President and Chief Financial Officer of News Communications
Steven Price (3)              38  Director of News Communications
Martin A. Bell (2)            49  Director of News Communications
Gary Weiss (1)(2)             38  Director of News Communications
Robert E. Nederlander (3)     65  Director of News Communications
Martin Mendelsohn (3)         57  Director of News Communications

----------------------------------
(1) Member of Executive Committee
(2) Member of Compensation Committee
(3) Member of Audit Committee

     Jerry Finkelstein has been a director of News Communications since December 1987 and became Chairman of the Board in August 1993. He served as publisher of The New York Law Journal from 1960 to 1984. Mr. Finkelstein is a former member of the Board of Directors of Rockefeller Center, Inc., Chicago Milwaukee Corporation, Chicago Milwaukee Railroad Corporation and TPI Enterprise, Inc., formerly Telecom Plus International Inc., a communications company. He is also a former Commissioner of the Port Authority of New York and New Jersey.

     Wilbur L. Ross, Jr. was elected a director of News Communications in October 1996. Mr. Ross served as Interim Chief Executive Officer of News Communications from October 1996 to August 1999. From 1976 to March 31, 2000, Mr. Ross had been Executive Managing Director of Rothschild Inc. and Chairman of Rothschild Recovery Fund and Asia Recovery Fund. As of April 1, 2000, he founded WL Ross & Co. LLC. He remains Chairman of Asia Recovery Fund, of the former Rothschild Recovery Fund, now renamed WLR Recovery Fund, and of Asia Recovery Co-Investment Partners. Mr. Ross is also a director of World Airways, Inc., Mego Financial Corp., a developer of timeshare properties, Casella Waste Systems Inc. and Pacific Life Insurance Company (Korea).

     Michael Schenkler has been a director of News Communications since March 1990, and served as president from December 1991 to July 1999. He has been publisher of The Queens Tribune since 1979. He has been publisher of the PRESS of Southeast Queens since its launch in May of this year. Prior to taking over the Queens Tribune in 1982, Mr. Schenkler spent 15 years as an educator employed by the Board of Education of New York City, where he served as a teacher, assistant principal and principal.

     Steven Farbman has been President and Chief Executive Officer and a director of News Communications since July 29, 1999. From 1992 to 1999, he served as Vice President and Chief Operating Officer of American Lawyer Media, Inc. and its predecessor National Law Publishing Company, a publisher of legal periodicals. Mr. Farbman serves on the National Council for the School of Media and Public Affairs at The George Washington University.

     Paul Mastronardi has been Vice President and Chief Financial Officer of News Communications since August 16, 1999. Prior to such date, from December 1997 to June 1999, Mr. Mastronardi served as Vice President, Finance of American Lawyer Media. From March 1996 to December 1997, he was Vice President and Chief Financial Officer of the National Law Publishing Company (subsequently purchased by American Lawyer Media). He served as Director of Financial Planning for Bantam Doubleday Dell, a division of Bertelsmann Inc., from April 1995 to March 1996. Prior to that time, Mr. Mastronardi spent fourteen years at Gruner & Jahr USA Publishing, where he served in a variety of capacities, including Staff Accountant, Manager of Information Systems, Senior Financial Manager and Director of Financial Planning.

     Steven Price has been a director of News Communications since July 29, 1999. Since June 1998, he has been President and Chief Executive Officer of LiveWire Corporation, a telecommunications investment and management company. From 1996 to 1998, Mr. Price was President and Chief Executive Officer of PriCellular Corporation, a publicly traded cellular telephone operator which was sold in June 1998. Mr. Price served as senior vice president, corporate development of PriCellular from 1994 to 1996.

     Martin A. Bell has been a director of News Communications since July 29, 1999. He has been Vice Chairman of D.H. Blair Investment Banking Corporation since December 1995, prior to which time he served as Senior Vice President and General Counsel to the firm. He is also a director of Venus Exploration, Inc.

     Gary Weiss has been a director of News Communications since July 29, 1999. He has been President of Weiss Capital Group LLC, an investment and consulting firm since 1997. Mr. Weiss is also the Chief Operating Officer of Fullecom, Inc., a private company engaged in supply chain management services to Web-based businesses. From 1992 to 1997, Mr. Weiss was a managing director of Bennis & Reissman Inc.

     Robert E. Nederlander has been a director of News Communications since October 1996. Since 1981, he has been President and/or Director of Nederlander Organization, Inc., the owner and/or operator of one of the world's largest chains of legitimate theaters. Mr. Nederlander is also a director of Riddell Sports, Inc., a sporting goods manufacturer, Mego Financial Corp., Allis Chalmers Corp., and Cendant Corp.

     Martin Mendelsohn has been a director of News Communications since July 29, 1999. Since 1992, he has been a partner at Verner, Liipfert, Bernhard, McPherson and Hand, a law firm.

     The directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth information for each of the fiscal years ended November 30, 1999, 1998 and 1997 concerning compensation of all individuals serving as one of our executive officers during the fiscal year ended November 30, 1999 and each other executive officer or key employee whose total annual salary and bonus exceeded $100,000 in fiscal 1999:

                           SUMMARY COMPENSATION TABLE


                                                                                                    Long-Term   Restricted
                                                                                Other Annual      Compensation       Stock
                                         Annual Compensation                   Compensation          Awards         Awards
                              --------------------------------------------------------------------------------------------
                                                Salary       Bonus
Name and Principal Position        Year          ($)          ($)              ($)
                                   ---------------------------------
Steven Farbman, President and       1999(1)     $ 46,250         ---                 ---              830,000     $453,125
 Chief Executive Officer
Jerry Finkelstein, Chairman         1999         168,083         ---            $150,000(2)               ---          ---
 of the Board                       1998         195,000         ---                 ---                  ---          ---
                                    1997         195,000         ---                 ---                  ---          ---

Wilbur L. Ross, Jr., Chief          1999(3)     $      1         ---                 ---                  ---          ---
 Executive Officer                  1998        $      1         ---                 ---                  ---          ---
                                    1997        $      1         ---                 ---                  ---          ---

Michael Schenkler, President        1999(4)      164,528         ---                 ---                  ---          ---
 and Publisher of The Queens        1998         167,223         ---                 ---                  ---          ---
 Tribune                            1997         158,197         ---                 ---                  ---          ---





_____________________________
(1) Mr. Farbman was hired as President and Chief Executive Officer in July 1999. At that time, he received 250,000 shares of our common stock having a fair market value of $453,125. Mr. Farbman's compensation does not include an additional $203,906 paid in December 1999 under the terms of his Employment Agreement, which is more fully described at Employment Agreements.

(2) During July 1999, Mr. Finkelstein's Employment Agreement was amended to reduce his annual salary to $95,000 from $195,000. In connection with the amendment of Mr. Finkelstein's employment agreement, Mr. Finkelstein also received a one-time cash payment of $150,000.

(3)  Mr. Ross resigned as our Chief Executive Officer in July 1999.

(4) Mr. Schenkler served as our President from December 1991 until his resignation in July 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (Individual Grants)

             Name                    Number of        Percent of Total
                                    Securities       Options Granted to     Exercise or
                                    Underlying      Employees In Fiscal     Base Price
                                      Options               Year              ($/Sh)         Expiration Date

Steven Farbman                      830,000                 ---             $1.8125           07-28-2009
Paul Mastronardi                    100,000                 ---              $1.625           08-16-2009
Jerry Finkelstein                   200,000                 ---               $2.25           07-28-2004


                        AGGREGATE YEAR-END OPTION VALUES
                              (November 30, 1999)

                         Number of unexercised options at  Value of unexercised in-the-money
                               fiscal year-end (#)          options at fiscal year-end ($)
Name                      Exercisable     Unexercisable      Exercisable     Unexercisable
----                      -----------     -------------      -----------     -------------
Steven Farbman                  3,333           830,000         ---               ---
Wilbur L. Ross                 71,666               ---         ---               ---
Michael Schenkler              10,000               ---         ---               ---
Jerry Finkelstein             396,666               ---         ---               ---
Paul Mastronardi                  ---           100,000         ---               ---
Gary Weiss                    153,333               ---         ---               ---
Employment Agreements

     On July 28, 1999, Steven Farbman, our President and Chief Executive Officer, entered into an Employment Agreement with us (the "Employment Agreement"). The Employment Agreement expires on November 30, 2004 unless it is terminated earlier by Mr. Farbman or by us.

     Under the Employment Agreement, Mr. Farbman will be paid an initial base salary of $185,000. The base salary will increase annually by an amount equal to the percentage increase in the cost of living for the New York metropolitan area, and the Board of Directors will annually review Mr. Farbman's compensation to determine whether a further increase is warranted. In addition to his base salary, Mr. Farbman will receive an annual bonus of 15% of the increases in earnings before interest, taxes, depreciation and amortization for such period ("EBITDA"). Mr. Farbman will also be eligible to receive other cash or stock bonuses as the Board may determine from time to time in its sole discretion.

     Mr. Farbman's designated beneficiary will also have the right to receive $1,000,000 of a $3,000,000 key man insurance policy that we have agreed to maintain on the life of Mr. Farbman. We have also agreed to provide Mr. Farbman with an automobile allowance of $20,000 per year.

     The Employment Agreement may be terminated by us at any time for Cause (as defined in the Employment Agreement). If Mr. Farbman's employment is terminated for Cause, we will have no further obligations under the Employment Agreement other than base salary and expenses accrued through the date of termination.
The Employment Agreement may also be terminated by us upon Mr. Farbman's death or disability. In such event, we will pay to Mr. Farbman or his estate an amount equal to his annual base salary at the time of his death unless, in the case of his death, Mr. Farbman's estate receives the insurance proceeds described above.

     The Employment Agreement may also be terminated by Mr. Farbman for "Good Reason," which includes, among other things, Mr. Farbman's removal as President and Chief Executive Officer or as one of the our directors, a material change in Mr. Farbman's duties or responsibilities, a reduction in Mr. Farbman's compensation, the breach of the Stockholders' Agreement (described in "Certain Transactions") or a change in control. If Mr. Farbman terminates his employment for Good Reason, he will be entitled to receive an amount equal to (A) the sum of (x) Mr. Farbman's Base Salary then in effect and (y) the greater of the Bonus for the year preceding his termination or the Bonus that he would have received had he completed the year in which his termination occurred multiplied by (B) the lesser of (x) two (2) or (y) the number of years remaining in the Term (including fractional portions of a year), but in no event shall the multiplier be less than one (1).

     The Employment Agreement contains a restrictive covenant that restricts Mr. Farbman from engaging in (i) publication of community oriented newspapers in the communities served by us, (ii) publication of newspapers, magazines or periodicals the content of which is similar to or competitive with any of our publications of having a circulation that is directed to a specific demographic group to whom any of our publications are directed or (iii) a business that directly competes within the same geographic market in which our business accounts for, or is projected to account for, more than 5% of our gross revenues. The Employment Agreement also prohibits Mr. Farbman from soliciting our customers and employees. These restrictions apply both during the term and for (x) two (2) years after the termination of Mr. Farbman's employment by us for Cause or by Mr. Farbman without Good Reason or (y) one (1) year after the termination of Mr. Farbman's employment by us without Cause, by Mr. Farbman for Good Reason or as a result of Mr. Farbman's disability.

     In connection with our employment of Mr. Farbman, on July 28, 1999, we have also entered into a Restricted Stock Agreement and a Stock Option Agreement with Mr. Farbman.

Under the terms of the Restricted Stock Agreement, we issued to Mr. Farbman 250,000 shares of common stock.

     The terms of Mr. Farbman's Stock Option Agreement are set forth in Directors' and Officers' Options at pages 12-13.

     Pursuant to an amended and restated employment agreement entered into by us and Jerry Finkelstein as of August 20, 1993, and terminating on August 19, 2003, Mr. Finkelstein is employed as our Chairman of the Board of Directors at an annual salary of $195,000. On July 29, 1999, the Board of Directors and Mr. Finkelstein agreed to amend Mr. Finkelstein's employment agreement to reduce his annual salary to $95,000 from $195,000. Mr. Finkelstein may also be paid annual bonuses at the discretion of the Board, based upon such factors as our results of operations and transactions involving us which are introduced to us by Mr. Finkelstein or in which he is otherwise involved on our behalf. We will also provide Mr. Finkelstein with medical and other benefits and perquisites. Mr. Finkelstein may terminate the agreement at any time by giving us at least 10 days' notice. In the event of his permanent disability or death, salary and bonuses shall continue to be paid to him or the legal representative of his estate until the end of the term of the agreement.

     We have no established compensation arrangements with our directors. See "Directors' and Officers' Options" for a discussion of our Directors and Officers Stock Option Plan and options granted to certain directors and officers. However, on July 28, 1999, we granted to Gary Weiss, one of our directors, five (5) year options to purchase 150,000 shares of our common stock at a price of $2.25 per share in consideration of services rendered to us during our search for a permanent Chief Executive Officer.

Directors' and Officers' Options

     On August 16, 1999, pursuant to a Stock Option Agreement, we granted Paul Mastronardi options to purchase 100,000 shares of our common stock at an exercise price of $1.625 per share. The options shall vest in four equal installments of 25,000 shares beginning on the first anniversary of the agreement through the fourth anniversary subject to accelerated vesting provisions set forth in the Stock Option Agreement.

     On July 28, 1999, we entered into a Stock Option Agreement with Steven Farbman. Under the terms of the Stock Option Agreement, we granted Mr. Farbman options to purchase 830,000 shares of our common stock at an exercise price of $1.8125 per share. The options vest in four equal installments of 207,500 shares commencing on July 28, 2000 and on each July 28 thereafter. The vesting is subject to accelerated vesting equal to 10% of the options for each cumulative $.05 improvement in per share earnings before interest, taxes, depreciation and amortization over that for the fiscal year ended November 30, 1998.

     On July 28, 1999, we entered into a Stock Option Agreement with Jerry Finkelstein. Under the terms of the Stock Option Agreement, we granted Finkelstein immediately exercisable five year options to purchase 200,000 shares of our common stock at an exercise price of $2.25 per share.

     On July 28, 1999, pursuant to a Stock Option Agreement, we granted Gary Weiss, one of our directors, immediately exercisable five year options to purchase 150,000 shares of our common stock at an exercise price of $2.25 per share.

     On December 21, 1999, the Board adopted subject to stockholder approval, a Stock Incentive Plan pursuant to which the Board may award options to purchase an aggregate of 200,000 shares of our common stock to directors, officers, employees and consultants. Options under the Stock Incentive Plan may be non-qualified or incentive stock options for purposes of income taxation under
Section 422 of the Internal Revenue Code of 1986. All qualified incentive stock options granted under the plan must have an exercise price at least equal to Fair Market Value (as defined in the plan) as of the grant date while non-qualified stock options may be granted at an exercise price less than Fair Market Value. No grants were made under the Stock Incentive Plan during the fiscal year ended November 30, 1999.

     On August 17, 1993, the Board adopted a Discretionary Directors and Officers Stock Option Plan pursuant to which, as amended, the Board may award options to purchase an aggregate of 500,000 shares of common stock to directors and officers of News Communications and its subsidiaries which shall be exercisable at the market price on the date of grant for periods, and under conditions, specified by the Board in such grants. Options under the Discretionary Option Plan are non-qualified and non-incentive options for purposes of income taxation and are not intended to qualify under Section 422 of the Internal Revenue Code of 1986. No grants were made under the Discretionary Option Plan during the fiscal years ended November 30, 1998 and 1999.

     On August 17, 1993, the Board also adopted a Non-Discretionary Directors Stock Option Plan pursuant to which each director was granted on August 17, 1993 and is granted each anniversary thereof on which he or she continues to be a director, a five-year option to purchase 3,333 shares of common stock at the market price on the date of grant. The Non-Discretionary Option Plan also provides that any person becoming a director within the six months after any August 17 will be granted an option for 3,333 shares on the date he or she becomes a director. Pursuant to the Non-Discretionary Option Plan, each person who was a director of News Communications, on August 17, 1999 received a grant of an option to purchase 3,333 shares of common stock exercisable at $1.625 per share.

Meetings and Committees of the Board of Directors

     The Board held two meetings during the fiscal year ended November 30, 1999 and one meeting in the month of December, 1999. All other Board business was transacted through written consents of corporate actions. During fiscal 1999, the Board had three committees: the Executive Committee, the Audit Committee and the Compensation Committee.

     On July 27, 1999, the Board approved the employment of Steven Farbman as President and Chief Financial Officer, together with other corporate matters.
On September 30, 1999, the Board approved the employment of Paul Mastronardi to serve as Chief Financial Officer, Vice President and Secretary and appointed new members to the committees of the Board, together with other corporate matters. Finally, on December 15, 1999, the Board discussed and approved a number of corporate matters including a change in our fiscal year from November 30 to December 31 and the 2000 Stock Incentive Plan.

     During fiscal 1999 through September, 1999, the Executive Committee was comprised of Messrs. Ross, Finkelstein and Schenkler. Since September 1999, the Executive Committee was comprised of Messrs. Farbman, Ross, Finkelstein and Weiss. Mr. Ross served as Chairman of the Executive Committee.

     During fiscal 1999 through September, 1999, the Audit Committee was comprised of Messrs. Nederlander and Tarlow. Since September 1999, the Audit Committee was comprised of Messrs. Nederlander, Price and Mendelsohn. The Audit Committee recommends the independent accountants appointed by the Board to audit our the financial statements, which includes an inspection of our books and accounts, and reviews with such accountants the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or our internal accounting and auditing system procedures. The composition of the Audit Committee complies with the independent director requirements of Nasdaq. Subsequent to this meeting, the Board will appoint new members of the Audit Committee.

     During fiscal 1999 through September, 1999, the Compensation Committee was comprised of Messrs. Catsimatidis and Tarlow. Since September 1999, the Compensation Committee was comprised of Messrs. Finkelstein, Bell and Weiss. The function of the Compensation Committee is to review and approve the compensation of executive officers and establish targets and incentive awards under our incentive compensation plans. The Compensation Committee reports to the Board. Subsequent to this meeting, the Board will appoint new members of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

     Our Compensation Committee was comprised of Messrs. Catsimatidis and Tarlow through September, 1999. Since September 1999, it has consisted of Messrs. Finkelstein, Bell and Weiss. With the exception of Mr. Finkelstein who serves as Chairman of the Board, none of Messrs. Catsimatidis, Tarlow, Bell or Weiss is or was one of our officers or employees.

Board Report on Executive Compensation

     General. The Compensation Committee of the Board is responsible for determining and administering our compensation policies for the remuneration of our officers. In the absence of a Compensation Committee, the Board is responsible for such activities. The Compensation Committee or the Board, as the case may be, annually evaluates individual and corporate performance from both a short-term and long-term perspective.

     Salaries. The policy is to provide salaries (i) that are approximately at the median of the salaries paid to similar executive officers in similar companies, adjusted in the Compensation Committee's or the Board's subjective judgment to reflect differences in duties of the officers and differences in the size and stage of development of the companies, in order to attract and retain qualified executives and (ii) that compensate individual employees for their individual contributions and performance. The Compensation Committee or the Board determines comparable salaries paid by other companies similar to us through its subjective evaluation of its members' knowledge of salaries paid by other companies, any studies conducted about our industry, salary requests of individuals interviewed by us for open positions and recommendations of management. The Compensation Committee or the Board subjectively evaluates this information and our financial resources and prospects to determine the salary and severance arrangements for an executive officer.

     Components of Executive Compensation. Historically, our executive employees have received cash-based and equity-based compensation.

  Cash-Based Compensation.  Base salary represents the primary cash component of
  -----------------------
an executive employee's compensation, and is determined by evaluating the responsibilities associated with an employee's position and the employee's overall level of experience. In addition, the Committee, in its discretion, may award bonuses. The Compensation Committee and the Board believe that our management and employees are best motivated through stock option awards and cash incentives.

  Equity-Based Compensation.  Equity-based compensation principally has been in
  -------------------------
the form of stock options. The Compensation Committee and the Board believe that stock options represent an important component of a well-balanced compensation program. Because stock option awards provide value only in the event of share price appreciation, stock options enhance management's focus on maximizing long-term stockholder value and thus provide a direct relationship between an executive's compensation and the stockholders' interests. No specific formula is used to determine stock option awards for an employee. Rather, individual award levels are based upon the subjective evaluation of each employee's overall past and expected future contributions to our success.

     Employment Agreements and Miscellaneous Personal Benefits. The Compensation Committee's and the Board's policy has been to have employment agreements with each of its executive officers to provide them with specified minimum positions, periods of employment, salaries, fringe benefits and severance benefits. These benefits are intended to permit the executive officer to focus his attention on performing his duties, rather than on the security of his employment, and to provide the officer with benefits deemed by the Compensation Committee or the Board to be suitable for the executive's office.

Compensation of the Chief Executive Officer

     The philosophy, factors and criteria of the Compensation Committee and the Board generally applicable to our officers are also applicable to the Chief Executive Officer. Mr. Farbman, our Chief Executive Officer during part of fiscal 1999, agreed to receive a base salary of $185,000, together with a bonus, benefits and key-man life insurance. The new Chief Executive Officer's salary for fiscal 2000 will be based on the factors set forth above under "Salaries" and "Components of Executive Compensation."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For a description of our Stock Option and Restricted Stock Purchase Agreements, see the section titled "Employment Agreements" on page 10.

     On July 28, 1999, the maturity of the $1,000,000 aggregate principal amount of indebtedness of our subsidiaries, Tribco Incorporated and Access Network Corp., to D.H. Blair Investment Banking Corp. was extended to January 31, 2000. With respect to the repayment of the such indebtedness, on January 31, 2000, pursuant to a Subscription Agreement Messrs. Weiss, Ross and Davis purchased 483,200, 140,297 and 925,372 shares of our common stock, respectively, at a purchase price of $1.75 per share. The proceeds of the sale of shares were used to pay $2,710,520.83 representing the unpaid principal balance and accrued interest on our indebtedness to DH Blair Investment Banking Corp. and Wilbur L. Ross, Jr.

     On January 12, 1999, Messrs. Ross, Weiss and Davis entered into a Standby Agreement with us in which they agreed to purchase any shares remaining unsold in the rights offering. The Standby Agreement granted each such person certain registration rights that will allow them to register for sale the unsold shares that they purchase during the three-year period following the closing of the rights offering. Pursuant to the Standby Agreement, Messrs. Ross, Weiss and Davis purchased, 224,722, 524,399 and 749,149 shares, respectively.

     On December 31, 1998, Messrs. Ross, Weiss and Davis each loaned us $400,000, for a total of $1,200,000. In consideration for the loans, each such person received a promissory note from us in the principal amount of $400,000, payable on February 28, 1999, at an interest rate equal to the prime lending rate then in effect, plus 1%. We used $750,000 of the loans to repay the line of credit from Chase Manhattan Bank, N.A. This indebtedness was satisfied from proceeds on a rights offering on February 28, 1999.

     Dan's Papers leases from Daniel. Rattiner, the publisher of Dan's Papers, 2,810 square feet of office space at an annual rate of approximately $74,000, plus cost-of-living adjustments, in a building on Montauk Highway, Bridgehampton, New York, for a term of ten years terminating in October 2008.

     Rothschild Inc., of which Wilbur L. Ross, Jr. was Executive Managing Director, furnished investment banking services to is in connection with the issuance and sale of our $10 convertible preferred stock and associated warrants. In consideration for such services, we issued Rothschild Inc. 16,668 shares of common stock, valued at $6.00 per share.

     On November 5, 1997, we and Dan's Papers entered into the Rothschild Recovery Fund Loan Agreement with WLR Recovery Fund L.P. (formerly Rothschild Recovery Fund L.P.) pursuant to which Dan's Papers borrowed $1,500,000 from WLR Recovery Fund. In addition, in connection with the execution of the WLR Recovery Fund Loan Agreement, we issued to WLR Recovery Fund a five-year warrant to purchase 100,000 shares of our common stock at an initial exercise price of $6.75 per share, subject to adjustment. Wilbur L. Ross, Jr. purchased the loan from WLR Recovery Fund in July 1999. Wilbur L. Ross, Jr. is Chairman of WLR Recovery Fund. This loan has been satisfied from the proceeds of the sale of our common stock on January 31, 2000 to Messrs. Weiss, Ross and Davis as set forth above.

     The transactions described above are on terms as favorable to us as those that could have been obtained from independent third parties and arms-length negotiations.


                                   PROPOSAL 2
                           2000 STOCK INCENTIVE PLAN


     Our board of directors proposes that you approve the adoption of the 2000 Stock Incentive Plan. The following is a fair and complete summary of the plan as proposed. This summary is qualified in its entirety by reference to the full text of the plan, which appears as Exhibit A to this document.
                                   ---------

General

     Purpose:  The purpose of the plan as proposed is to promote our long-term
     -------
growth and profitability by providing key people with incentives to improve stockholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best-available people.

     Shares Available under the Plan:  The number of shares of common stock that
     -------------------------------
we may issue with respect to awards available for grant under the proposed plan will not exceed an aggregate of 200,000 shares. The maximum number of shares of common stock subject to awards of any combination that may be granted under the proposed plan during any fiscal year to any one individual is limited to 150,000. These limits will be adjusted to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of common stock are surrendered to us in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares will thereafter be available for further awards under the plan. As of June 23, 2000, the fair market value of a share of common stock, determined by the last reported sale price per share of common stock on such date as quoted on the Nasdaq-SmallCap Market, was $1.1875.

     Administration:  The proposed plan is currently administered by the
     --------------
Compensation Committee of our board, but may be administered by a committee or committees as the board may appoint from time to time. The administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the plan, including, but not limited to, the authority to: (i) determine who is eligible for awards, and the time or times at which such awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee's employment or consulting relationship; and (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

     In the event of changes in our common stock by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the administrator may make adjustments to the number and kind of shares reserved for issuance or with respect to which awards may be granted under the plan and to the number, kind and price of shares covered by outstanding awards, and may without the consent of holders of awards, make any other adjustments in outstanding awards, including but not limited to reducing the number of shares subject to awards or providing or mandating alternative settlement methods such as settlement of the awards in cash or in shares of common stock or any other of our securities or of any other entity, or in any other matters which relate to awards as the administrator may determine to be necessary or appropriate.

     Without the consent of holders of awards, the administrator, in its sole discretion, may make any modifications to any awards, including but not limited to cancellation, forfeiture, surrender or other termination of the awards, in whole or in part regardless of the vested status of the award, to facilitate any business combination the board of directors authorizes to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

     Without the consent of holders of awards, the administrator in its discretion is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us, or our financial statements or those of any of our affiliates, or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

     Participation:  Participation in the plan will be open to all of our
     -------------
employees, officers, directors, and other individuals providing bona fide services to us or any of our affiliates, as the administrator may select from time to time. As of June 23, 2000, all six non-employee directors, and approximately 250 full time and 44 part-time employees would be eligible to participate in the plan.

Type of Awards

     The plan as proposed would allow for the grant of stock options, stock appreciation rights, stock awards, phantom stock awards and performance awards. The administrator may grant these awards separately or in tandem with other awards. The administrator will also determine the prices, expiration dates and other material conditions governing the exercise of the awards. We, or any of our affiliates, may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards.

     Stock Options:  The proposed plan allows the administrator to grant either
     -------------
awards of incentive stock options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified stock options; provided, however, that only our employees or employees of our subsidiaries may receive incentive stock option awards. Options intended to qualify as incentive stock must have an exercise price at least equal to fair market value on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. The option holder may pay the exercise price in cash, by tendering shares of common stock, by a combination of cash and shares, or by any other means the administrator approves.

     Stock Appreciation Rights:  The proposed plan allows the administrator to
     -------------------------
grant awards of stock appreciation rights which entitle the holder to receive a payment in cash, in shares of common stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement.

     Stock and Phantom Stock Awards:  The proposed plan allows the administrator
     ------------------------------
to grant restricted or unrestricted stock awards, or awards denominated in stock-equivalent units to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of common stock, or in a combination of both.

     Performance Awards:  The proposed plan allows the administrator to grant
     ------------------
performance awards which become payable in cash, in shares of common stock, or in a combination of both, on account of attainment of one or more performance goals established by the administrator. The administrator may establish performance goals based on our operating income, or that of our affiliates, or one or more other business criteria the administrator may select that applies to an individual or group of individuals, a business unit, or us or our affiliate as a whole, over such performance period as the administrator may designate.

     Other Stock-Based Awards:  The proposed plan allows the administrator to
     ------------------------
grant stock-based awards which may be denominated in cash, common stock, or other securities, stock equivalent units, stock appreciation units, securities or debentures convertible into common stock, or any combination of the foregoing. These awards may be paid in common stock or other securities, in cash, or in a combination of common stock, other securities and cash.

Awards Under the Plan

     Because participation and the types of awards available for grant under the plan as proposed are subject to the discretion of the administrator, the benefits or amounts that any participant or groups of participants may receive if the plan is approved are not currently determinable. To date, no awards have been granted under the proposed plan.

Amendment and Termination

     Our board of directors may terminate, amend or modify the plan or any portion thereof at any time.

Federal Income Tax Consequences

     The following is a general summary of the current federal income tax treatment of stock options, which would be authorized for grants under the plan as proposed, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

     Incentive Stock Options:  Incentive stock options under the plan are
     -----------------------
intended to meet the requirements of section 422 of the Internal Revenue Code. No tax consequences result from the grant of the option. If an option holder acquires stock upon exercise, the option holder will not recognize income for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the we will not be allowed a deduction as a result of such exercise, provided that the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is our employee or an employee of one of our subsidiaries; and (b) the option holder makes no disposition of the stock within two years from the date of the option grant nor within one year after the transfer of the stock to the option holder. The three-month period extends to one year in the event of disability and is waived in the event of death of the employee. If the option holder sells the stock after complying with these conditions, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

     If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be substantially the same as for a nonqualified option, discussed below. If the option holder fails to comply with the holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of the exercise of the option over the exercise price or (ii) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, we will be allowed an equivalent deduction in the same year.

     Nonqualified Stock Options:  No tax consequences result from the grant of
     --------------------------
the option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurred.
The option holder's basis in these shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

     Disallowance of Deductions:  The Internal Revenue Code disallows deductions
     --------------------------
for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan, such as the proposed plan, that limits the number of shares that may be issued to any individual and which is approved by the corporation's stockholders.

Required Vote

     The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to approve adoption of the plan. Broker non-votes and abstentions are not treated as votes cast for this purpose and have no effect on the outcome of the vote.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE 2000 STOCK INCENTIVE PLAN.


                   COMPLIANCE WITH 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten percent of the common stock (the "Ten Percent Stockholders") to file with the Securities and Exchange Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5. Directors, executive officers and Ten Percent Stockholders are required to furnish us with copies of all such forms that they file. Based solely on the review of such forms furnished to us, we believe that during fiscal 1999, our directors, executive officers and Ten Percent Stockholders complied with all applicable
Section 16(a) filing requirements.

                                   PROPOSAL 3
                       RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee of the Board of Directors, none of whose members is one of our officers, our Board has selected the firm of BDO Seidman LLP, as independent auditors, for its fiscal year ending December 31, 2000, subject to ratification by the stockholders. BDO Seidman served our independent auditors during 1999. If the appointment of the firm of BDO Seidman is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of BDO Seidman will be present at the meeting, will be afforded an opportunity to make a statement and will be available to respond to inquiries from stockholders.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP.


                                 OTHER MATTERS

     The Board knows of no other matters which are likely to be brought before the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

     Our Annual Report, including certain financial statements, consisting of our Annual Report on Form 10-KSB for the fiscal year ended November 30, 1999 and the one month ended December 31, 1999, is being mailed concurrently with this Proxy Statement to all persons who were holders of record of common stock and $10 Preferred Stock at the close of business on June 23, 2000, which is the record date for voting purposes. The Annual Report does not constitute a part of the proxy soliciting material.

     Upon the written request of any stockholder, we will provide, without charge, a copy of our Annual Report on Form 10-KSB for the fiscal year ended November 30, 1999, and one month ended December 31, 1999. Written requests for such report should be directed to our Chief Financial Officer, 2 Park Avenue, New York, New York 10016.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholders who wish to present proposals at the 2001 annual meeting of stockholders and who wish to have their proposals presented in the proxy statement distributed by the Board in connection with such annual meeting must submit their proposals in writing, to the attention of our Chief Financial Officer, on or before April 25, 2001.

                                         By Order of the Board of Directors



                                         Steven Farbman
                                         President and Chief Executive Officer

New York, New York
July 11, 2000

                                   EXHIBIT A


                           NEWS COMMUNICATIONS, INC.
                           2000 STOCK INCENTIVE PLAN

1.  Establishment, Purpose and Types of Awards

  NEWS COMMUNICATIONS, INC., a Nevada corporation (the "Company"), hereby establishes the NEWS COMMUNICATIONS, INC. 2000 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

  The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.  Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

        (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

        (c) "Board" shall mean the Board of Directors of the Company.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        (e) "Common Stock" shall mean shares of common stock of the Company, par value of $0.01 per share.

        (f) "Fair Market Value" shall mean, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, "Fair Market Value" shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market;
(iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2.1(f) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

        (g) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

3.      Administration

        (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

        (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

        The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

        The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

        (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

        (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.      Shares Available for the Plan; Maximum Awards

        Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of two hundred thousand (200,000) shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to one hundred fifty thousand (150,000). Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.      Participation

        Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.

6.      Awards

        The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

        (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

        (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

        (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

        (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

        (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

        (f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.      Miscellaneous

        (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

        (b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

        (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

        (d) Adjustments; Business Combinations.

            (i) Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock of the Company, (A) the maximum number of shares reserved for issuance or with respect to which Awards may be granted under the Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

            (ii) In the event of any other changes affecting the Company, the capitalization of the Company or the Common Stock of the Company by reason of any spin-off, split-up, dividend, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator, in its discretion and without the consent of holders of Awards, shall make: (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan, and to the number, kind and price of shares covered by outstanding Awards; and (B) any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate .

            (iii) Notwithstanding anything in the Plan to the contrary and without the consent of holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

            (iv) The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and outstanding Awards.

        (e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

        (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

        (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

        (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of New York, without regard to its conflict of laws principles.

        (j) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth
                                      -7-
anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.



Date Approved by the Board:
                            ------------------


Date Approved by the Stockholders:
                                  ------------

                           NEWS COMMUNICATIONS, INC.                       PROXY
                    2 Park Avenue, New York, New York 10016

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

     The undersigned hereby appoints Steven Farbman and/or Paul Mastronardi as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common stock of News Communications, Inc. held of record by the undersigned on June 23, 2000, at the Annual Meeting of Stockholders to be held on July 25, 2000 or at any adjournment thereof.

     1. Election of Martin A. Bell, Steven Farbman, Jerry Finkelstein, Martin Mendelsohn, Robert E. Nederlander, Steven Price, Wilbur L. Ross, Jr., Michael Schenkler and Gary Weiss as directors.

        [ ] FOR all nine nominees listed (except as marked to the contrary above)

        [ ] WITHHOLD AUTHORITY

       (INSTRUCTION: To withhold authority to vote for any of the nominees, strike a line through the nominee's name in the list above.)

     2. Ratification of the appointment of BDO Seidman LLP as NCI's independent auditors for the fiscal year ending December 31, 2000.

        [ ]   FOR                  [ ]    AGAINST         [ ]  ABSTAIN

     3.  Approval of the News Communications, Inc. 2000 Stock Incentive Plan.

        [ ]   FOR                  [ ]    AGAINST         [ ]  ABSTAIN


     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR each of the three proposals.
--------------------------------------------------------------------------------

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

       Receipt of Notice of Annual Meeting and Proxy Statement dated July 11, 2000 is hereby acknowledged.


                                          Dated:____________________,2000

                                          Signature:

                                          Signature if held jointly:

                                          Please sign exactly as name appears
                                          hereon. When shares are held by joint
                                          tenants, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by President or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004. Facsimile copies of the Proxy, properly completed and duly executed, will be accepted at (212) 509-5150. If you have any questions, please call Continental Stock Transfer & Trust Company at (212) 509-4000.